UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  12/03/2004

CAREMARK RX, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-14200

DE	63-1151076
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

211 Commerce Street Suite 800
Nashville, TN 37201
(Address of Principal Executive Offices, Including Zip Code)

615-743-6600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On December 3, 2004, Caremark Rx, Inc. (the "Company") entered into Amendment No. 1 to the Credit Amendment dated as of November 30, 2004, amending its $550 million unsecured bank credit facility ("Credit Facility") with Bank of America, N.A. as administrative agent for a group of lenders. The purpose of the amendment was to make certain technical revisions to the Credit Facility to allow transfers of assets to newly formed Company subsidiaries. A copy of Amendment No. 1 to the Credit Amendment is filed herewith as Exhibit 10.1 and incorporated herein by reference

Also on December 3, 2004, the Company entered into an Omnibus Amendment to the $500 million receivables-backed facility dated as of November 30, 2004, amending its accounts receivable backed credit facility with Wachovia Bank, N.A. serving as administrative agent for a group of lenders collectively referred to as the "conduits" and a group of lenders collectively referred to as the "committed purchasers" ("Receivables Facility"). The purpose of the amendment was to make certain technical revisions to add newly formed Company subsidiaries as parties to the principal agreements relating to the Receivables Facility. A copy of the Omnibus Amendment relating to the Receivables Facility is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

Exhibit No.                  Description

------------            -----------------
EX-10.1                  Amendment No. 1 to Credit Agreement, dated November 30, 2004, among the Company, the lenders party thereto, and Bank of America, N.A., acting in the capacities listed therein.

EX-10.2                  Omnibus Amendment, dated November 30, 2004, among the Company and its subsidiaries listed therein, the Conduits party thereto, the financial institutions party thereto, and the Co-Agents party thereto, acting in the capacities listed therein.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

CAREMARK RX, INC.

Date: December 09, 2004.	By:	/s/ HOWARD A. MCLURE
HOWARD A. MCLURE
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	Amendment No. 1 to Credit Agreement, dated November 30, 2004, among the Company, the lenders party thereto, and Bank of America, N.A., acting in the capacities listed therein.
EX-10.2
Omnibus Amendment, dated November 30, 2004, among the Company and its subsidiaries listed therein, the Conduits party thereto, the financial institutions party thereto, and the Co-Agents party thereto, acting in the capacities listed therein.